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                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed  by  the  Registrant                            (X )
Filed  by  a  Party  other  than  the  Registrant     (  )

Check  the  appropriate  box:

( X)   Preliminary  Proxy  Statement
(  )   Confidential,  for  Use  of  the Commission Only
       (as permitted by Rule 14a-6(e)(2))
(  )   Definitive  Proxy  Statement
(  )   Definitive  Additional  Materials
(  )   Soliciting  Material  under  Section  240.14a-12


                       DIGITALPREVIEWS.COM, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
-------------------------------------------------------------------------------

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
 (X )    No  fee  required
 (  )    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

      1)   Title  of  each  class  of  securities to which transaction applies:

      2)   Aggregate  number  of  securities  to  which  transaction  applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)   Proposed  maximum  aggregate  value  of  transaction:

      5)   Total  fee  paid:

(  )     Fee  paid  previously  with  preliminary  materials.

(   )    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount  Previously  Paid:
2)       Form,  Schedule  or  Registration  Statement  No.:
3)       Filing  Party:
4)       Date  Filed:

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                      DIGITALPREVIEWS.COM, INC.
                        7408 Comstock Circle
                     Salt Lake City, Utah  84121
                           801-949-9040

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD May 31, 2003

TO OUR STOCKHOLDERS:

     The Annual Meeting of Stockholders of DIGITALPREVIEWS.COM, INC. will be held on May 31, 2003, at 12:00 noon local time at 7408 Comstock Circle, Salt Lake City, Utah 84121 for the following purposes:

1. To elect a director to serve as the sole member of the Board of Directors to hold office for a one-year term;

2. To obtain managements report on the current status of product development, on prospective markets for the products, on the current status of the 15c2-11 filing and to discuss raising capital to complete current projects;

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on May 5, 2003 are entitled to notice of, and to vote at, the meeting. All stockholders are cordially invited to attend the meeting. Our Bylaws require that the holders of a majority of the outstanding shares of our common stock entitled to vote be represented in person or by proxy at the meeting in order to constitute a quorum for the transaction of business. Regardless of whether you expect to attend the meeting, you are requested to sign, date and return the accompanying proxy. You may still attend and vote in person at the annual meeting if you wish, even though you may have submitted your proxy prior to the meeting. If you attend the meeting and wish to vote in person, you must revoke your proxy and only your vote at the meeting will be counted. Thank you in advance for your prompt return of your proxy.

                              By Order of the Board of Directors


Salt Lake City, Utah
May 17, 2003



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                        DIGITALPREVIEWS.COM, INC.
                        7408 Comstock Circle
                     Salt Lake City, Utah  84121
                           801-949-9040
                    --------------------------

                         PROXY STATEMENT
                 ANNUAL MEETING OF STOCKHOLDERS

         SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

    The accompanying proxy is solicited on behalf of our Board of Directors to be voted at 7408 Comstock Circle, Salt Lake City, Utah 84121, on May 31, 2003, at 12:00 noon local time, and any and all adjournments or postponements thereof. In addition to the original solicitation by mail, certain of our employees may solicit proxies by telephone or in person. No specially engaged employees or solicitors will be retained for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this proxy statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of shares, will be borne by us. You may vote in person at our annual meeting, if you wish, even though you have previously mailed in your proxy. This proxy statement and the accompanying proxy are being mailed to stockholders on or about May 17, 2003. Unless otherwise indicated, "we," "us" and "our" mean DIGITALPREVIEWS.COM, INC.

    All duly executed proxies will be voted in accordance with the instructions thereon. Stockholders who execute proxies, however, retain the right to revoke them at any time before they are voted. The revocation of a proxy will not be effective until written notice thereof has been given to our Secretary unless the stockholder granting such proxy votes in person at our annual meeting.

                      VOTING OF SECURITIES

    The record date for the determination of stockholders entitled to vote at our annual meeting is May 5, 2003. As of such date, we had outstanding 1,114,200 shares of our common stock, $0.001 par value per share. Our common stock is the only class of our stock outstanding and entitled to vote at our annual meeting. Each stockholder is entitled to one vote for each share of our common stock held. All votes on the proposals set forth below will be taken by ballot. For purposes of the votes on the proposals set forth below, the holders of a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at our meeting. The stockholders present at our annual meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal of enough

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stockholders to leave less than a quorum or the refusal of any stockholder present in person or by proxy to vote or participate in our annual meeting. Abstentions and broker non-votes (i.e. the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on any particular matter) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.  Directors will be elected by a
favorable vote of a plurality of the shares of voting stock
present and entitled to vote, in person or by proxy, at the
Annual Meeting.   Item 2 is informational only with no proposals
to be voted upon. Any business to be voted upon properly brought before the meeting under Item 3 will likely require the approval of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting. Therefore, abstentions as to these proposals will have the same effect as votes against such proposal. Broker non-votes as to these proposals, however, will be deemed shares not entitled to vote on such proposals, and will not be counted as votes for or against such proposals, and will not be included in calculating the number of votes necessary for approval of such proposals.

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN
THE PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO
ATTEND THE ANNUAL MEETING IN PERSON.

                            PROPOSAL 1

                       ELECTION OF DIRECTORS

    One director is to be elected at the annual meeting, to hold office for one year until the next annual meeting of shareholders, and until his successor is elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following person to serve as director unless the shareholder indicates to the contrary on the proxy. Management expects that the nominee will be available for election, but if he is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

Board Recommendation

    The board recommends that you vote FOR the following nominee for election as director:

    David Shamy, 50. David  Shamy  has  been employed by Stanford
Investment Systems for the past ten years. Mr. Shamy is the sole officer, director and shareholder of Stanford Investment Systems making him essentially self employed. Through Stanford, he contracts out his services as a presenter at seminars. He has given more than 7800 lectures in more than 500 cities in four countries. His presentation online investing, real estate investment, tax strategies, business training, small business start-up, and motivation. He has been a licensed real estate broker since 1981 and has founded a publishing company, a craft and import company and several entrepreneurial

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start-up companies. David was named to the Who's  Who list of Global
Business Leaders in 1994 and given an honorary Masters Degree in Real Estate Investing by Meta Institute in 1995.


Board Committees and Meetings

    The board has not appointed any standing committees.

    During fiscal year 2002, our board did not hold any meetings since our board of directors consists of only one person. Any action taken by our board of directors was taken by written consent of our sole director.


Director Compensation

    Our director has received no compensation for his services nor has digitalpreviews.com accrued any deferred compensation.

                BENEFICIAL OWNERSHIP OF SECURITIES

    The following table sets forth as of May 5, 2003, the number and percentage of the outstanding shares of common stock which were beneficially owned by (i) each person who is currently a director of the Company, (ii) each executive officer, (iii) all current directors and executive officers of the Company as a group and (iv) each person who is the beneficial owner of more than 5% of the outstanding common stock. The persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned.


                      Name and address      Amount of              Percent
Title of class        of beneficial owner   beneficial ownership   of class(1)
--------------        -------------------   --------------------   ------------
Common Stock          David  Shamy         1,000,000                90%
                      7408 Comstock Circle
                      Salt Lake City, Utah

Common Stock          All directors and    1,000,000                90%
                      Executive officers
                      as a group (1 person)

(1) The percent of class is based on 1,114,200 shares of common stock issued and outstanding as of May 5, 2003.


              COMPLIANCE WITH SECTION 16(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934

    Under Section 16(a) of the Securities Exchange Act of 1934, directors and certain officers, and beneficial owners of 10 percent or more of our common stock, are required from time to time to file with the Securities and Exchange Commission reports on Forms 3, 4 or 5, relating principally to holdings of and transactions in our securities by such persons. Based solely upon

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a review of Forms 3 and 4 and amendments thereto furnished to us during fiscal 2002 and thereafter, Forms 5 and amendments thereto furnished to us with respect to fiscal year 2002, and any written representations received by us from a director, officer or beneficial owner of 10 percent or more of our common stock that no Form 4 or 5 is required, we believe that all reporting persons filed on a timely basis the reports required by Section 16(a) of the Securities Exchange Act of 1934 during fiscal 2002.


                      EXECUTIVE OFFICERS

The following person is the current executive officer and director of digitalpreviews.com:

NAME             AGE    POSITION
David  Shamy     50     President,  Secretary  and  Director

Directors  are  elected  by  the  shareholders  annually.

See biographical information for David Shamy in proposal number one above.

Term  of  Office

Our Directors are appointed for terms of one year to hold office until the next annual general meeting of the holders of our common stock, as provided by the Nevada Revised Statutes, or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

Significant  Employees

We have no significant employees other than the officer and director described above.


                    FEES PAID TO INDEPENDENT AUDITORS

Audit Fees

    The aggregate fees billed for professional services rendered by Ted Madsen for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 was $1,100.

Financial Information Systems Design and Implementation Fees

    No fees were billed for professional services rendered by Ted Madsen for financial information systems design and implementation services for the fiscal year ended December 31, 2002.

All Other Fees

    The aggregate fees billed for services rendered by Ted Madsen, other than the services referred to above, for the fiscal year ended December 31, 2002 were $0.

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                       CERTAIN TRANSACTIONS

    None of the following parties has, since our date of incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction which has or will materially affect us:

1.     Any  of  our  directors  or  officers;
2.     Any  person  proposed  as  a  nominee  for  election  as  a  director;
3. Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;
4.     Any  of  our  promoters;
5. Any relative or spouse of any of the foregoing persons who has the same house as such person.

                APPOINTMENT OF INDEPENDENT AUDITORS

    The Company appointed Ted Madsen, CPA as its public auditor for the Company during the 2002 fiscal year. Mr. Madsen is not expected to be present at the Annual Meeting and will not be be available to respond to questions at the meeting.

              FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for the proxy statement and form of proxy for the next annual meeting of shareholders will be April 16, 2004. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of the proxy statement and form of proxy is considered untimely is 45 days prior to April 16, 2004.

                        OTHER MATTERS

    At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matter that will be acted upon at the Annual Meeting. If any other matter is presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                             By Order of the Board of Directors

Salt Lake City, Utah
May 17, 2003


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                       DIGITALPREVIEWS.COM, INC.
                        7408 Comstock Circle
                     Salt Lake City, Utah  84121

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby nominates, constitutes and appoints David Shamy the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of DIGITALPREVIEWS.COM, INC. which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held at 7408 Comstock Circle, Salt Lake City, Utah 84121 on May 31, 2003, at 12:00 noon local time and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE DIRECTORS RECOMMEND A VOTE "FOR" ITEM 1.




1.   Election of Director:

        FOR the nominee listed below              WITHHOLD AUTHORITY to vote for
   ----                                     ----  nominee listed below


      David Shamy


In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

IMPORTANT - PLEASE SIGN, DATE AND RETURN PROMPTLY

                                 DATED:                          ,2003
                                       -------------------------




                                 --------------------------------------
                                 (Signature)

                                 Please sign exactly as name
                                 appears hereon.  Executors,
                                 administrators, guardians,
                                 officers of corporations and
                                 others signing in a fiduciary
                                 capacity should state their full
                                 titles as such.



PLEASE SIGN THIS CARD AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.
IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.